Valued Advisers Trust

BRC Large Cap Focus Equity Fund

Institutional Class Shares (BRCIX)

Advisor Class Shares (BRCFX)

Supplement dated October 6, 2014

To the Fund’s Prospectus dated February 28, 2014

Diversification Status

The Board of Trustees approved a request by BRC Investment Management, LLC, the investment adviser to the BRC Large Cap Focus Equity Fund (the “Fund”), to re-classify the Fund from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. In other words, a diversified fund will generally hold a greater number of securities than a non-diversified fund.

Effective immediately, the Fund’s prospectus is hereby revised as follows:

The risk entitled “Non-Diversification Risk” under the section entitled “Principal Risks” is hereby deleted in its entirety.

All other references to the Fund as being non-diversified are hereby deleted.

Expense Limitation Agreement

The Fund’s investment adviser has contractually agreed to extend the term of the Fund’s Expense Limitation Agreement. The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2018, so that the Total Annual Fund Operating Expenses does not exceed 0.55%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset or brokerage/service arrangements. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. This waiver can be terminated only by, or with the consent of, the Board of Trustees.

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated February 28, 2014 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 272-1214.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Valued Advisers Trust

BRC Large Cap Focus Equity Fund

Institutional Class Shares (BRCIX)

Advisor Class Shares (BRCFX)

Supplement dated October 6, 2014

To the Fund’s Statement of Additional Information dated February 28, 2014

The Board of Trustees approved a request by BRC Investment Management, LLC, the investment adviser to the BRC Large Cap Focus Equity Fund (the “Fund”), to re-classify the Fund from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. In other words, a diversified fund will generally hold a greater number of securities than a non-diversified fund.

Effective immediately, the Fund’s SAI is hereby revised as follows:

1.     The first sentence under the section entitled “Description of the Trust and the Fund” is hereby deleted in its entirety and replaced with the following:

The BRC Large Cap Focus Equity Fund (“the Fund”) is organized as an open-end diversified series of Valued Advisers Trust (the “Trust”). The Fund’s policies with respect to diversification are fundamental and may not be changed without shareholder approval or as otherwise allowed by applicable rules, guidelines, orders and interpretations of the Securities and Exchange Commission (“SEC”) and its staff.

2.     The following is added as a fundamental investment restriction under the section entitled “Investment Limitations.”

8. Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE